UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported):  September 3, 2010

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of Registrant as specified in its charter)

Oil Service HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE (State or other jurisdiction of incorporation)	001-16311 Commission File Number	13-5674085 (I.R.S. Employer Identification No.)
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One Bryant Park
New York, New York 10036
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 27, 2010, the merger of Smith International, Inc. and Schlumberger N.V. (Schlumberger Limited), both constituents of the Oil Service HOLDRS Trust, became effective.  As a result, Smith International, Inc. will no longer be an underlying constituent of the Oil Service HOLDRS Trust.  Smith International, Inc. shareholders will receive 0.6966 of a share of Schlumberger N.V. (Schlumberger Limited) for each share of Smith International, Inc.  The Bank of New York Mellon will receive 11.1456 shares of Schlumberger N.V. (Schlumberger Limited) for the 16 shares of Smith International, Inc. per 100 share round-lot of Oil Service HOLDRS.  As a result, effective August 30, 2010, 33.1456 shares of Schlumberger N.V. (Schlumberger Limited) will be required for creations/cancellations of each 100 share round-lot of Oil Service HOLDRS.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Oil Service HOLDRS Trust Prospectus Supplement dated September 3, 2010 to Prospectus dated April 15, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: September 3, 2010	By:	/s/ Kirstin N. Hill
		Name:	Kirstin N. Hill
		Title:	Managing Director

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Oil Service HOLDRS Trust Prospectus Supplement dated September 3, 2010 to Prospectus dated April 15, 2010.